                                                                    EXHIBIT 10.1


                           THIRD AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of December 31, 2001 (the "Effective Date") by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), the lenders party to the Credit Agreement (as defined below) (collectively, together with all successors and assigns, the "Lenders"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (the "Agent"), BANK OF AMERICA, N.A., a national banking association, as syndication agent for the Lenders (the "Syndication Agent"), FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), and JPMORGAN CHASE BANK, a New York state banking corporation, formerly known as THE CHASE MANHATTAN BANK ("Chase"), both as managing agents for the Lenders (FUNB and Chase, in such capacities, are hereby referred to as the "Managing Agents") (collectively, the Agent, the Syndication Agent and the Managing Agents are referred to as the "Agents").

                             PRELIMINARY STATEMENTS

         A. The Borrower, the Lenders and the Agents have entered into that certain Amended and Restated Credit Agreement, dated as of November 9, 2000, as amended by that certain Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of February 21, 2001, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, by and among the Borrower, the Lenders and the Agents, dated as of November 7, 2001 (as amended, the "Credit Agreement").

         B. The Borrower, the Lenders and the Agents desire to amend the Credit Agreement and the other Credit Documents as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

ARTICLE I.  DEFINITIONS

         SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are used as defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II.  AMENDMENT

         SECTION 2.01 Amendment to Section 1.01; Amendment and Restatement of Certain Defined Terms. Effective as of the Effective Date, the following definitions contained in

Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  "Applicable Commitment Fee Percentage" shall mean 0.50% per annum.

                  "Applicable Margin" shall mean the following percentages per annum applicable to the following Types of facilities, which percentages shall be added to the applicable interest rates for purposes of calculating the interest rates payable to the Lenders, as more fully described by Section 2.05:

                                                                      ADJUSTED           REFERENCE
                                            ALTERNATE BASE RAT         LIBOR               RATE
                 TYPE OF FACILITY                 MARGIN               MARGIN             MARGIN
                 ----------------           -------------------       --------           --------
         Term Loan Commitment                      3.00%                4.00%                N/A

         Revolving Credit Commitment               3.00%                 N/A                4.00%

         Seasonal Revolving Credit                 3.00%                 N/A                 N/A
         Commitment

                  "Available Commitment Amount" shall mean at any date of determination (i) with respect to the Revolving Credit Commitment, the Total Revolving Credit Commitment, minus the average daily unpaid principal balance of the Revolving Credit Loans since the later to occur of December 31, 2001 and the last date of payment of the Commitment Fee with respect to the Revolving Credit Commitment, as described in Section 2.06(a) hereof and (ii) with respect to the Seasonal Revolving Credit Commitment, the Total Seasonal Revolving Credit Commitment, minus the average daily unpaid principal balance of the Seasonal Revolving Credit Loans since the later to occur of December 31, 2001 and the last date of payment of the Commitment Fee with respect to the Seasonal Revolving Credit Commitment, as described in Section 2.06(a).

                  "Final Maturity Date" shall mean April 30, 2002.

                  "Notes" shall mean, collectively, the Term Notes, the Revolving Credit Notes and the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof.

                  "Required Lenders" shall mean at any time (a) two (2) or more Lenders holding at least sixty six and two thirds percent (66.67%) of the then aggregate unpaid principal amount of the Notes or (b) if no such principal amount is then outstanding, two (2) or more Lenders having at least sixty six and two thirds percent (66.67%) of the Total Commitment.

                  "Total Commitment" shall mean the sum of the Lenders' Total Term Loan Commitment, Total Revolving Credit Commitment and Total Seasonal Revolving Credit Commitment, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         SECTION 2.02 Amendment to Section 1.01; Deletion of Certain Defined Terms. Effective as of the Effective Date, the definitions of "Swingline Lender", "Swingline Loan", "Swingline Note" and "Total Swingline Facility Amount" contained in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

         SECTION 2.03 Amendment to Section 1.01; Addition of Certain Defined Terms. Effective as of the Effective Date, the following definitions are hereby added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

                  "Seasonal Revolving Credit Commitment" shall mean, with respect to any Seasonal Revolving Credit Lender, the Seasonal Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(c) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

                 "Seasonal Revolving Credit Lender" shall mean any Lender which makes Seasonal Revolving Credit Loans pursuant to this Agreement.

                 "Seasonal Revolving Credit Loan" shall mean advances under the Seasonal Revolving Credit Commitment to the Borrower made pursuant to this Agreement.

                 "Seasonal Revolving Credit Note" shall mean the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the same form as Exhibit K annexed hereto, as amended, modified or supplemented from time to time.

                 "Seasonal Revolving Credit Termination Date" shall mean the earlier of (a) March 31, 2002 or (b) such date as the Seasonal Revolving Credit Loans shall otherwise be payable in full and the Seasonal Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

                  "Total Seasonal Revolving Credit Commitment" shall mean the sum of the Lenders' Seasonal Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         SECTION 2.04 Amendment to Section 2.01(d). Effective as of the Effective Date, Section 2.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(d) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(b) hereto. Notwithstanding the foregoing, at no time shall the sum of (i) the aggregate principal amount of Revolving Credit Loans outstanding and
         (ii) the aggregate principal amount of Seasonal Revolving Credit Loans outstanding, exceed the Borrowing Base then in effect. If the total unpaid amount of the Revolving Credit Loans and the Seasonal Revolving Credit Loans at any time exceeds the Borrowing Base then in effect, Borrower shall make a paydown on the Seasonal Revolving Credit Loans (and, to the extent necessary, the Revolving Credit Loans) in an amount sufficient to reduce the total unpaid balance of the Seasonal Revolving Credit Loans and Revolving Credit Loans to an amount no greater than the Borrowing Base. Such mandatory paydown shall be accompanied by all accrued and unpaid interest on the amount prepaid."

         SECTION 2.05 Amendment to Section 2.01; Addition of Section 2.01(e). Effective as of the Effective Date, a new Section 2.01(e) is hereby added to the Credit Agreement to read as follows:

                  "(e) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Seasonal Revolving Credit Lender, severally and not jointly, agrees to make Seasonal Revolving Credit Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from December 31, 2001 to the Seasonal Revolving Credit Termination Date, in the aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Seasonal Revolving Credit Commitment set forth opposite its name in Schedule 2.01(c) hereto. The Seasonal Revolving Credit Loans shall only be available if the aggregate amount of Revolving Credit Loans equals the Total Revolving Credit Commitment. The Seasonal Revolving Credit Loans shall be subject to the Borrowing Base and shall not be made if any such Seasonal Revolving Credit Loan would cause the unpaid amount of the Seasonal Revolving Credit Loans, together with the unpaid amount of all of the Revolving Credit Loans then outstanding, to exceed the Borrowing Base then in effect. The Seasonal Revolving Credit Loans shall be made on, and subject to, the same terms and conditions as the Revolving Credit Loans, and the Seasonal Revolving Credit Commitments shall be subject to reduction or termination upon the same terms and conditions as the Revolving Credit Commitments, in each case to the extent not expressly provided otherwise in this

         Agreement. Any payments made by the Borrower to the Agent during a period when any Seasonal Revolving Credit Loans are outstanding shall be applied first to the unpaid interest on such Seasonal Revolving Credit Loans, second to the unpaid principal of such Seasonal Revolving Credit Loans, and thereafter in accordance with the terms of this Agreement.

         SECTION 2.06 Amendment to Section 2.02(b). Effective as of the Effective Date, Section 2.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Revolving Credit Loans and Seasonal Revolving Credit Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments and Seasonal Revolving Credit Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder. Term Loans shall be made by the Lenders against delivery to each Lender of one (1) Term Note, payable to the order of such Lender, as referred to in Section 2.04 hereof. All Revolving Credit Loans shall be made by the Lenders against delivery to each Lender of one (1) Revolving Credit Note, payable to the order of such Lender, as referred to in Section 2.04 hereof. All Seasonal Revolving Credit Loans shall be made by the Lenders against delivery to each Lender of one (1) Seasonal Revolving Credit Note, payable to the order of such Lender, as referred to in Section 2.04 hereof."

         SECTION 2.07 Amendment to Section 2.03. Effective as of the Effective Date, the first sentence of Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "The Borrower shall give the Agent irrevocable written or facsimile notice (promptly confirmed in writing) of each borrowing to be made by the Borrower (including, without limitation, a conversion as permitted by Section 2.02(e) hereof) not later than (i) 8:00 a.m., San Francisco, California time, three (3) Business Days before any Eurodollar Loan conversion, (ii) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan consisting of a Reference Rate Loan borrowing or any Reference Rate Loan conversion, (iii) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan consisting of an Alternate Base Loan borrowing or any Alternate Base Loan conversion, and (iv) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Seasonal Revolving Credit Loan consisting of an Alternate Base Loan borrowing."

         SECTION 2.08 Amendment to Section 2.04(a). Effective as of the Effective Date, Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) All Term Loans made by a Lender to the Borrower shall be evidenced by a single Term Note duly executed by the Borrower, dated as of December 31, 2001, in substantially the form of Exhibit A hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Term Loan Commitment on such date. All Revolving Credit Loans made by a Lender to the Borrower shall be evidenced by a single Revolving Credit Note, duly executed by the Borrower, dated as of December 31, 2001, in substantially the form of Exhibit B hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Revolving Credit Commitment on such date. All Seasonal Revolving Credit Loans made by a Lender to the Borrower shall be evidenced by a single Seasonal Revolving Credit Note, duly executed by the Borrower, dated as of December 31, 2001, in substantially the form of Exhibit K hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Seasonal Revolving Credit Commitment on such date."

         SECTION 2.09 Amendment to Section 2.04(b). Effective as of the Effective Date, Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Each Revolving Credit Note shall bear interest from its date on the outstanding principal balance thereof, as provided in
         Section 2.05 hereof. The outstanding balance of each Revolving Credit Loan, as evidenced by any such Revolving Credit Note, shall mature and be due and payable on the Revolving Credit Termination Date. Each Seasonal Revolving Credit Note shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.05 hereof. The outstanding balance of each Seasonal Revolving Credit Loan, as evidenced by any such Seasonal Revolving Credit Note, shall mature and be due and payable on the Seasonal Revolving Credit Termination Date"

         SECTION 2.10 Amendment to Section 2.04(c). Effective as of the Effective Date, Section 2.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(c) Each Term Note shall bear interest from its date on the outstanding principal balance thereof as provided in Section 2.05 hereof. The Borrower shall make principal payments in respect of the Term Note on the dates and in the amounts set forth below.

                         Date                         Principal Payments
                         ----                         ------------------
                  February 28, 2002                        $3,500,000

                  March 31, 2002                           $1,650,000

         The aggregate unpaid principal balance of each Term Loan, as evidenced by such Term Note, shall mature and be due and payable on the Term Loan Termination Date."

         Section 2.11 Amendment to Section 2.06. Effective as of the Effective Date, Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) The Borrower shall pay each Lender, through the Agent, its pro rata share of a monthly commitment fee ("Commitment Fee") from December 31, 2001 until the later to occur of the Revolving Credit Termination Date and the Seasonal Revolving Credit Termination Date, in an amount equal to: (i)(A) the Available Commitment Amount applicable to the Revolving Credit Commitment during such month (or such shorter period as may be applicable), multiplied by (B) the Applicable Commitment Fee Percentage, plus (ii)(A) the Available Commitment Amount applicable to the Seasonal Revolving Credit Commitment during such month (or such shorter period as may be applicable), multiplied by (B) the Applicable Commitment Fee Percentage; provided, however, that there shall be no Commitment Fee attributable to (i) the Revolving Credit Commitment after the Revolving Credit Termination Date or (ii) the Seasonal Revolving Credit Commitment after the Seasonal Revolving Credit Termination Date.

                  (b) Any portion of the Commitment Fee that has not been previously paid shall be payable in immediately available funds (i) on the last Business Day of each calendar month commencing on January 31, 2002, (ii) with respect to the Revolving Credit Commitment, on the Revolving Credit Termination Date, (iii) with respect to the Seasonal Revolving Credit Loans, on the Seasonal Revolving Credit Termination Date and (iv) on the date of any reduction of the Total Revolving Credit Commitment or Total Seasonal Revolving Credit Commitment, in each case in accordance with the provisions of this Agreement. The Commitment Fee due to each Lender under this Section 2.06 shall commence to accrue on December 31, 2001 and cease to accrue (i) on the Revolving Credit Termination Date, with respect to the Revolving Credit Commitment, and (ii) on the Seasonal Revolving Credit Termination Date, with respect to the Seasonal Revolving Credit Commitment, in each case in accordance with the terms of this Section 2.06. The Commitment Fee shall be calculated on the basis of the actual number of days elapsed in a year of 360 days."

         SECTION 2.12 Amendment to Section 2.07(e). Effective as of the Effective Date, Section 2.07 of the Credit Agreement is hereby amended to add a new Section 2.07(e) thereto, which section shall read as follows:

                  "(e) The Seasonal Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Seasonal Revolving Credit Termination Date, and all Seasonal Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon.

         No Lender shall have any obligation to make any Seasonal Revolving Credit Loans after the Seasonal Revolving Credit Termination Date."

         SECTION 2.13 Amendment to Section 2.09. Effective as of the Effective Date, Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Within fifteen (15) Business Days after the consummation of any Asset Sale, the Borrower shall prepay the Obligations in an amount equal to one hundred percent (100%) of the net cash proceeds of such Asset Sale; provided, however, that the Borrower shall have no obligation to make any such prepayment pursuant to this Section 2.09(a) until the Borrower has received, with respect to any Fiscal Year, aggregate net cash proceeds from Asset Sales of at least one million dollars ($1,000,000) (the "Asset Sale Limit"). Such prepayments shall be applied, first to the unpaid interest on the Seasonal Revolving Credit Loans, second to the unpaid principal of the Seasonal Revolving Credit Loans, third to the principal payments of the Term Loan in inverse order of their maturity, fourth to the unpaid interest of the Term Loan and finally to the repayment of the Revolving Credit Loans."

         SECTION 2.14 Amendment to Section 2.09. Effective as of the Effective Date, Section 2.09(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Within five (5) Business Days after the receipt of proceeds pursuant to an issuance by the Borrower or any of its Subsidiaries of any of the Borrower's or any such Subsidiary's equity securities (and regardless of whether such equity securities are issued in a public or private sale), the Borrower shall prepay the Obligations in an amount equal to the net cash proceeds of any such sale of equity securities. Such prepayments shall be applied, first to the unpaid interest on the Seasonal Revolving Credit Loans, second to the unpaid principal of the Seasonal Revolving Credit Loans, third to the principal payments of the Term Loan in inverse order of their maturity, fourth to the unpaid interest of the Term Loan and finally to the repayment of the Revolving Credit Loans."

         SECTION 2.15 Amendment to Section 2.09. Effective as of the Effective Date, Section 2.09(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(e) The Borrower shall make prepayments of the Revolving Credit Loans and Seasonal Revolving Credit Loans from time to time as required in order to ensure that the aggregate principal amount of the Revolving Credit Loans and Seasonal Revolving Credit Loans outstanding does not exceed (i) the Borrowing Base then in effect, or (ii) the Total Revolving Credit Commitment plus the Total Seasonal Revolving Credit Commitment."

         SECTION 2.16 Amendment to Section 2.09. Effective as of the Effective Date, Section 2.09(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(f) Any prepayments required by Paragraph (a) or (b) above shall be applied pursuant to such provisions, and as to the principal within each Loan class shall be applied first to outstanding Alternate Base Loans up to the full amount thereof, then to outstanding Reference Rate Loans up to the full amount thereof, then to outstanding Eurodollar Loans up to the full amount thereof, and then as cash collateral for outstanding Letters of Credit up to the full amount of the Total Letter of Credit Exposure then existing, such cash collateral to be held by the Agent for the benefit of WFB in a special cash collateral account."

         SECTION 2.17 Amendment to Section 2.17. Effective as of the Effective Date, Section 2.17 of the Credit Agreement is hereby deleted in its entirety.

         SECTION 2.18 Amendment to Section 4.01(a). Effective as of the Effective Date, Section 4.01(a) of the Credit Agreement is hereby amended to delete the parenthetical "(including for any Swingline Loan requested pursuant to Section 2.17 hereof)" therefrom.

         SECTION 2.19 Amendment to Section 6.05. Effective as of the Effective Date, Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidations, Mergers and Sales of Assets. (a) Directly or indirectly consolidate with or merge into any other Person, or permit another Person to merge into it, unless it is a Guarantor merging into the Borrower (with the Borrower being the surviving entity) or another Guarantor; provided, that, (i) such entity has provided the Agent with written notice at least ten (10) Business Days prior to such merger, and (ii) all Liens in favor of the Collateral Trustee granted by such entities continue to be valid, perfected and first priority (except for pre-existing Liens on the assets of such other Person which are permitted under Section 6.01 hereof), or (b) acquire all or substantially all the capital stock or assets of, or ownership interests in, any other Person or (c) sell, lease, transfer or assign to any Persons or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or sell any of its assets other than in the ordinary course of business, including any Asset Sales unless Borrower complies with the requirements of Section 2.09(b); except any Subsidiary of the Borrower may sell or lease any of its assets to the Borrower or to another Subsidiary of the Borrower; provided, that, all Liens on any such assets in favor of the Collateral Trustee continue to be valid, perfected and first priority.

         SECTION 2.20 Amendment to Section 6. Effective as of the Effective Date, Section 6 of the Credit Agreement is hereby amended to add a new Section
6.19 thereto, which section shall read as follows:

                  "SECTION 6.19 Store Leases; Capital Expenditures. From and after December 31, 2001, the Borrower shall not enter into any lease, commitment or other agreement obligating the Borrower to take occupancy of any additional leased space or open any new stores. Notwithstanding the foregoing, the Borrower shall be permitted to finish out any stores that were not completed as of December 31, 2001 if (a) the Borrower entered into the lease agreement related to such store prior to December 31, 2001, (b) the lease agreement related to such store requires that the Borrower take occupancy of the leased facility prior to June 30, 2002, (c) the lease agreement related to such store is set forth on Schedule 6.19 hereto, (d) the total amount of all Capital Expenditures made by Borrower in connection with the finish out of all such additional stores listed on Schedule 6.19, made but not paid for prior to December 31, 2001, does not exceed $150,000 and (e) the total amount of all Capital Expenditures, excluding those permitted by
         Section 6.19(d), made by Borrower in connection with the finish out of all such additional stores does not exceed $1,355,000 from December 31, 2001 through and including the Final Maturity Date. In addition to the foregoing, during the period from December 31, 2001 through and including the Final Maturity Date, the Borrower shall not make any Capital Expenditures except for (a) the Capital Expenditures expressly permitted pursuant to the preceding sentence of this Section 6.19 and
         (b) other Capital Expenditures not to exceed $2,000,000 in the aggregate."

         SECTION 2.21 Miscellaneous Amendments. Effective as of the Effective Date, (i) the word "Swingline" that appears in (A) the definitions of "Loan" and "Required Lenders" contained in Section 1.01 of the Credit Agreement and (B) in
Section 2.03 of the Credit Agreement is hereby deleted and replaced with the words "Seasonal Revolving Credit" and (ii) the reference to "2.17" that appears in Section 2.13 of the Credit Agreement is hereby deleted and replaced with "2.01(e)".

         SECTION 2.22 Addition of Schedules 2.01(c) and 6.19. Effective as of the Effective Date, a new Schedules 2.01(c) and 6.19 are hereby added to the Credit Agreement in the forms attached hereto as Schedules 2.01(c) and 6.19, respectively.

         SECTION 2.23 Amendment Exhibit K. Effective as of the Effective Date, Exhibit K is hereby amended in the form attached hereto as Exhibit K.

ARTICLE III.  CONDITIONS PRECEDENT

         SECTION 3.01 The effectiveness of the amendments in Article II of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The Lenders shall have received (i) this Amendment, duly executed by the Borrower and the Lenders, (ii) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment, and (B) the names of the officers of the Borrower authorized to sign this Amendment together with specimen signatures of such officers, (iii) a Consent and Ratification of the existing Guaranty Agreements, substantially in the form of Exhibit G to the Credit Agreement, executed by each Guarantor,
         (iv) the Seasonal Revolving Credit Notes executed by the Borrower, (v) the letter agreement between Borrower and Agent dated of even date herewith, and (vi) such additional documents, instruments and information as the Agents or any Lender may reasonably request;

                  (b) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof;

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agents and the Required Lenders and their legal counsel;

                  (e) Agent shall have received financial statements, in form and substance satisfactory to Agent, of the Borrower through November 30, 2001;

                  (f) Agent shall received a collateral audit, in the form and substance satisfactory to the Agent and the Lenders; and

                  (g) Borrower shall have paid the commitment fee accrued pursuant to Section 2.06 of the Agreement (prior to giving effect to this Amendment) through the date of this Amendment.

ARTICLE IV.  COVENANTS

         SECTION 4.01 Borrower hereby agrees to pay to each Lender (i) a nonrefundable commitment fee in consideration of the Loans and other credit accommodations provided herein, the receipt and adequacy of which are hereby acknowledged, (a) in an amount equal to .50% of each Lender's combined Revolving Credit Commitment and Term Loan Commitment (as of the date of this Amendment) and payable on each of January 1, 2002 and March 1, 2002, and (b) in an amount equal to 1.00% of each Lender's Seasonal Revolving Credit Commitment (as of the date of this Amendment) and payable on March 31, 2002 or the termination date of the Seasonal Revolving Credit Commitment and (ii) such other fees and expenses that are to be paid by Borrower in connection with this Amendment, all of which fees pursuant to this sentence shall be deemed fully earned and nonrefundable upon execution of this Amendment by Borrower, Agent and the Lenders. Borrower hereby further agrees that if Borrower sells all or substantially all of the stock or assets of Borrower or participates in any merger, consolidation, reorganization, share exchange, recapitalization or similar transaction or series of related transactions involving the sale of all or substantially all of the stock or assets of Borrower or if Borrower and/or its shareholders enter into an agreement to effectuate any such transaction which is subsequently consummated, on or prior to the Final Maturity Date (as the same may be extended from time to time) or within 120 days thereafter, Borrower shall pay to the Agent and the Lenders, simultaneously with the consummation of such transaction or promptly thereafter, a success fee in an amount equal to .50% of each such Lender's combined Term Loan Commitment, Revolving Credit Commitment and Seasonal Revolving Credit Commitment, which fee shall be deemed fully earned and nonrefundable upon such sale.

ARTICLE V.  REPRESENTATIONS AND WARRANTIES

         SECTION 5.01 The Borrower hereby represents and warrants to the Agents and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Credit Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date); (b) no Default of Event of Default under the Credit Agreement, as amended hereby, or any other Credit Document has occurred and is continuing; and (c) Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and in the other Credit Documents.

ARTICLE VI. NO WAIVER

         SECTION 6.01 Except as expressly provided herein, (i) nothing contained in this Amendment or any other communication between Agents and/or Lenders and the Borrower shall be a waiver of any past, present or future violation, default or Event of Default of the Borrower under the Credit Agreement or any Credit Document; (ii) Agents and Lenders hereby expressly reserve any rights, privileges and remedies under the Credit Agreement and each Credit Document that Agents and Lenders may have with respect to each violation, default or Event of Default, and any failure by Agents and/or Lenders to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (A) impair, prejudice or otherwise adversely affect the rights of Agents and/or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Credit Documents, (B) amend or alter any provision of the Credit Agreement or any Credit Documents or any other contract or instrument, or (C) constitute any course of dealing or other basis for altering any obligation of the Borrower or any rights, privilege or remedy of Agents and/or Lenders under the Credit Agreement or any Credit Documents or any other contract or instrument; and (iii) nothing in this Amendment shall be construed to be a consent.

ARTICLE VII.  MISCELLANEOUS PROVISIONS

         SECTION 7.01 Ratification of Credit Agreement and Other Credit Documents. Except as expressly provided herein, (i) the Credit Agreement and all other Credit Documents shall remain unmodified and in full force and effect as supplemented and amended hereby, and

(ii) the Borrower hereby affirms all the provisions of the Credit Agreement, as amended hereby, and the other Credit Documents.

         SECTION 7.02 Confirmation of the Security Documents. The Borrower hereby acknowledges and confirms that the Collateral (as defined in the Security Documents) continues to secure the Liabilities (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

         SECTION 7.03 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         SECTION 7.04 RELEASE. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND THE NEGOTIATION OF, AND EXECUTION OF, THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                      BORROWER:

                                      ACE CASH EXPRESS, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      AGENT:

                                      WELLS FARGO BANK TEXAS, NATIONAL
                                      ASSOCIATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      SYNDICATION AGENT:

                                      BANK OF AMERICA, N.A.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      MANAGING AGENTS:

                                      JPMORGAN CHASE BANK
                                      (f/k/a THE CHASE MANHATTAN BANK)


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      FIRST UNION NATIONAL BANK


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LENDERS:

                                      WELLS FARGO BANK TEXAS, NATIONAL
                                      ASSOCIATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      BANK OF AMERICA, N.A.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      JPMORGAN CHASE BANK
                                      (f/k/a THE CHASE MANHATTAN BANK)


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      FIRST UNION NATIONAL BANK


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      NATIONAL CITY BANK


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      HIBERNIA NATIONAL BANK


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      TEXAS CAPITAL BANK, NATIONAL ASSOCIATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      FIRST AMERICAN BANK, SSB


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                SCHEDULE 2.01(c)

                      Seasonal Revolving CREDIT COMMITMENTS


               Lender                  Commitment            Percentage of Commitment
               ------                  ----------            ------------------------
Wells Fargo Bank Texas, National      $12,500,000.00                  50.00%
Association
Bank of America, N.A.                 $ 8,238,636.54                  32.95%
JPMorgan Chase Bank                   $ 4,261,363.46                  17.05%
TOTAL SEASONAL REVOLVING CREDIT       $25,000,000.00                 100.00%
COMMITMENTS

                                                                       EXHIBIT K

                     FORM OF SEASONAL REVOLVING CREDIT NOTE


U.S. $________________           Dallas, Texas                 December 31, 2001


         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ____________________ (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Amended and Restated Credit Agreement, dated as of November 7, 2000, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of ________________ DOLLARS ($______________), or (ii) the aggregate unpaid principal amount of all Seasonal Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Seasonal Revolving Credit Loan from the date of such Seasonal Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds. Each Seasonal Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Seasonal Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Seasonal Revolving Credit Loans in accordance with the terms of this Note.

         This Note is one of the Seasonal Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This
Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Seasonal Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section 2.01(e) of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the

Borrower resulting from each such Seasonal Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

                                       ACE CASH EXPRESS, INC.



                                       By:
                                            -----------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST



                                        Rate of        Amount of
                                       Interest        Principal        Amount of         Unpaid
                     Amount and      Applicable to      Paid or       Interest Paid      Principal     Notation
 Borrowing Date     Type of Loan         Loan           Prepaid        or Prepaid         Balance      Made By
 --------------     ------------     -------------     ---------      -------------      ---------     ---------


